FINISHMASTER, INC.








                           SUBORDINATED NOTE AGREEMENT

                        Senior Subordinated Note due 2004










                          Dated as of November 19, 1997






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                                TABLE OF CONTENTS
                                                                            Page


1.       DEFINED TERMS.........................................................1

2.       DESCRIPTION OF SENIOR SUBORDINATED NOTE...............................1

3.       PURCHASE AND SALE OF SENIOR SUBORDINATED NOTE.........................1

4.       CLOSING OF SALE OF SENIOR SUBORDINATED NOTE...........................2

5.       CONDITIONS TO CLOSING.................................................2
         5A.      Acquisition of Thompson......................................2
         5B.      Payment of Fee...............................................2

6.       OPTIONAL PREPAYMENTS; PRIORITY OF PAYMENT.............................2
         6A.      Optional Prepayments.........................................2
         6B.      Notice of Prepayments........................................2
         6C.      Acquisition of Senior Subordinated Note......................3
         6D.      Subordination of Senior Subordinated Note....................3

7.       AFFIRMATIVE COVENANTS.................................................3
         7A.      Required Notices; Other Information..........................3
         7B.      Corporate Existence; Maintenance of Properties...............3
         7C.      Payment Of Taxes And Claims..................................4
         7D.      Compliance With Laws, Etc....................................4
         7E.      Satisfaction of Obligations..................................4
         7F.      Proceeds of Financing........................................4

8.       NEGATIVE COVENANTS....................................................5
         8A.      Liens........................................................5
         8B.      Merger or Sale of Assets.....................................6
         8C.      Amendments and Waivers of Charter Documents..................6

9.       EVENTS OF DEFAULT.....................................................6
         9A.      Default; Acceleration........................................6
         9B.      Rescission of Acceleration...................................8
         9C.      Other Remedies...............................................8
         9D.      Default Rate.................................................9

10.      REPRESENTATIONS AND WARRANTIES........................................9
         10A.     Organization, Powers, Good Standing,
                    Business and Subsidiaries..................................9

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         10B.     Authorization of Financing, Etc..............................9
         10C.     No Material Adverse Change..................................10
         10D.     Title to Properties; Liens..................................10
         10E.     Litigation; Adverse Facts...................................10
         10F.     Payment of Taxes............................................11

11.      DEFINITIONS..........................................................11
         11A.     Definitions.................................................11
         11B.     Accounting Terms............................................16

12.      JUDICIAL PROCEEDINGS.................................................16
         12A.     Consent to Jurisdiction.....................................16
         12B.     Enforcement of Judgments....................................16
         12C.     Waiver of Jury Trial........................................16
         12D.     No Limitation on Service or Suit............................17

13.      MISCELLANEOUS........................................................17
         13A.     Payments....................................................17
         13B.     Amendments; Waivers.........................................17
         13C.     Survival of Representations and Warranties;
                    Entire Agreement..........................................17
         13D.     Successors and Assigns......................................18
         13E.     Notices.....................................................18
         13F.     Descriptive Headings........................................18
         13G.     Severability................................................18
         13H.     Governing Law...............................................18


PURCHASER SCHEDULE

EXHIBITS

Exhibit A         -        Form of Senior Subordinated Note



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         This SUBORDINATED NOTE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") dated as of November 19, 1997, is among FinishMaster, Inc., Indiana corporation (the "Company"), and LDI, Ltd., an Indiana limited partnership (the "Purchaser").

         WHEREAS, in order to provide funds for the acquisition by the Company of Thompson PBE, Inc., a Delaware corporation ("Thompson"), and for general corporate purposes of the Company, the Company desires to issue and sell its senior subordinated promissory note; and

         WHEREAS, the Purchaser desires to purchase such senior subordinated promissory note on the terms and conditions more fully set forth herein and in such senior subordinated promissory note;

         NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree as follows:


         1. DEFINED TERMS. Certain capitalized terms used in this Agreement are defined in Section 11.

2.       DESCRIPTION OF SENIOR SUBORDINATED NOTE.

         The Company will authorize the issuance and sale of its 9.00% senior subordinated promissory note due May 19, 2004 in substantially the form of Exhibit A hereto (such note, together with any notes that may be issued hereunder in substitution or exchange therefor, is referred to herein as the "Senior Subordinated Note"), in the original aggregate principal amount of $30,000,000.00, bearing interest from the date of issuance thereof at the rate of 9.00% per annum, payable in arrears quarterly on the thirtieth day of each March, June, September and December commencing December 30, 1997 and at maturity, calculated on the basis of a 360-day year of twelve thirty-day months. The Senior Subordinated Note is not subject to prepayment or redemption at the option of the Company prior to its stated maturity date except on the terms and conditions and with the premium, if any, set forth in Section 6. Principal and premium not paid when due (whether at maturity, by optional prepayment, upon acceleration, pursuant to a permitted demand, upon commencement of bankruptcy or insolvency proceedings or otherwise) and any overdue installment of interest shall bear interest at the Default Rate.

3.       PURCHASE AND SALE OF SENIOR SUBORDINATED NOTE.

         The Company hereby agrees to sell to the Purchaser and, subject to the terms and conditions set forth herein, the Purchaser, agrees to purchase from the Company the Senior Subordinated Note, in the form registered in the name of such Purchaser, in the principal amount of $30,000,000.00 for a purchase price equal to 100% of the principal amount thereof.


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4.       CLOSING OF SALE OF SENIOR SUBORDINATED NOTE.

         The purchase and delivery of the Senior Subordinated Note shall take place at a closing (the "Closing") at the offices of Barnes & Thornburg in Indianapolis, Indiana (or at such other location as the Company and the Purchaser may agree), at such time as the Purchaser and the Company may agree, but in no event later than January 31, 1998 (the date of such Closing is referred to herein as the "Closing Date").

5.       CONDITIONS TO CLOSING.

         The obligation of the Purchaser to purchase and pay for the Senior Subordinated Note is subject to the satisfaction of the following conditions precedent:

         5A. Acquisition of Thompson. Prior to or simultaneously with the Closing, the Company shall have completed the acquisition of a majority of the outstanding capital stock (on a fully diluted basis) of Thompson.

         5B. Payment of Fee. Prior to or simultaneously with the Closing, the Company shall pay to the Purchaser a non-refundable facility fee in an amount equal to 1.5% of the principal amount of the Senior Subordinated Note.

6.       OPTIONAL PREPAYMENTS; PRIORITY OF PAYMENT.

         6A. Optional Prepayments. The Company may prepay the Senior Subordinated Note at any time in whole or ratably in part, at a price (the "Make-Whole Prepayment Price") equal to 100% of the principal amount being so prepaid plus (i) accrued and unpaid interest on such amount to and including the date of prepayment, and (ii) the Yield-Maintenance Premium, if any, with respect to the Senior Subordinated Note so prepaid; provided, however, that any such prepayment (a) may be made only in accordance with the provisions of Sections 6B and 6C, and (b) shall be in a principal amount of not less than $1,000,000 and in an integral multiple of $100,000.

         6B. Notice of Prepayments. The Company shall give Purchaser written notice of each optional prepayment of Senior Subordinated Note pursuant to
Section 6A not less than two (2) days prior to the Settlement Date, which notice shall (i) specify the Settlement Date (which shall be a Business Day), (ii) state the aggregate principal amount of the Senior Subordinated Note to be prepaid on such date and the amount of accrued and unpaid interest thereon to and including such date, and (iii) set forth in reasonable detail calculations specifying the Make-Whole Prepayment Price that would apply to the Senior Subordinated Note if the date of such notice were the Settlement Date. Upon the giving of any such prepayment notice, such principal amount, together with accrued and unpaid interest thereon to and including the Settlement Date plus the Yield-Maintenance Premium, if any, with respect thereto, shall become due and payable on such Settlement Date.


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         6C. Acquisition of Senior Subordinated Note. The Company shall not, and shall not permit any of its Affiliates to, purchase, prepay, redeem or otherwise acquire the Senior Subordinated Note from the Purchaser, except pursuant to a payment or prepayment in accordance with the specific terms of this Agreement.

         6D. Subordination of Senior Subordinated Note. The Company, for itself and its successors, and the Purchaser, by its acceptance of the Senior Subordinated Note, agrees that the payment of the principal of, and interest and premium due on, the Senior Subordinated Note is hereby expressly subordinate, and junior in right of payment, to the extent and in the manner provided in that certain Subordination Agreement dated November 19, 1997 among Purchaser, the Company and the NBD Bank, N.A., as agent for certain lenders, to the payment of principal, premium, if any, and interest on the Senior Debt.

7.       AFFIRMATIVE COVENANTS.

         The Company covenants and agrees that, until indefeasible payment in full of the Senior Subordinated Note and all other amounts payable under this Agreement, it shall perform all covenants in this Section 7.

         7A.      Required Notices; Other Information.

                  7A(i) Events of Default, Etc. Promptly but in no event later than five (5) Business Days after any Executive Officer obtains knowledge (a) of any condition or event that constitutes a Default or an Event of Default, (b) that the Purchaser has given any notice or taken any other action with respect to a claimed Default or Event of Default, (c) that any event or condition has occurred which would give rise or could reasonably be expected to give rise to a Material Adverse Effect, an Officer's Certificate specifying, as applicable, the nature and period of existence of any such condition or event, the notice given (and providing a copy thereof), action taken and the nature of such claimed default, event of default, Default, Event of Default, event, breach or condition, and what action the Company has taken, is taking and proposes to take with respect thereto, or (d) a default or event of default under the Senior Debt.

         7A(ii) Other Information. With reasonable promptness, such Consolidated, consolidating and other information and data with respect to the Company or any Subsidiary and their respective Properties, assets and businesses as may be reasonably requested from time to time by any Purchaser.

         7B. Corporate Existence; Maintenance of Properties. The Company covenants that it (a) will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate, trust, partnership or other entity existence, rights, licenses, registrations and franchises of the Company and the Subsidiaries, (b) will cause its properties and the properties of the Subsidiaries used or useful in the conduct of its business, other than properties which in the aggregate are not material to the business and operations of the Company and the Subsidiaries, taken as a whole, to be

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maintained and kept in good  condition,  repair and working order (ordinary wear and tear excepted) and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto, all as in the best judgment of the Company may be necessary so that the operations of the Company and the Subsidiaries may be properly and advantageously conducted and (c) will, and will cause each of the Subsidiaries to, qualify and remain qualified to conduct business in each jurisdiction where the nature of the business of or ownership of Property by the Company or such Subsidiary, as the case may be, may require such qualification, except where the failure to be so qualified would not, and could not, have a Material Adverse Effect.

         7C. Payment Of Taxes And Claims. The Company shall, and shall cause each Subsidiary to, duly and timely file all tax returns and reports required to be filed and pay all taxes, assessments and other governmental charges imposed upon such entity or any Property of such entity or in respect of any franchises, business, income or Property of the Company, or any Subsidiary before any penalty or interest in a material amount accrues thereon, and pay all claims (including, without limitation, claims for labor, services, materials and supplies) for sums material in the aggregate that have become due and payable and that by law have or may become a Lien upon any of such Properties, prior to the time when any penalty or fine shall be incurred with respect thereto unless, in each case, (i) no Property (other than money for such charge or claim and the interest or penalty accruing thereon) of the Company, any Subsidiary is in danger of being lost or forfeited as a result thereof, (ii) such charge or claim is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and (iii) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

         7D. Compliance With Laws, Etc. The Company will comply, and will cause each of the Subsidiaries to comply, with all applicable laws, rules, regulations and orders and obtain and maintain in good standing all licenses, permits and approvals from any and all governments, governmental commissions, board or agencies thereof or of jurisdictions in which it or any Subsidiary carries on business required in respect of the business and operations of the Company except for those laws, rules, regulations, orders, licenses, permits and approvals which the failure to comply with or to maintain would not have a Material Adverse Effect.

         7E. Satisfaction of Obligations. Without limiting Section 7C, the Company shall, and shall cause the Subsidiaries to, pay, discharge or otherwise satisfy and perform as and when due, and at or before maturity or before they become delinquent, as the case may be, all of their respective obligations of whatever nature; except when, in the case of payment obligations, the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves required by GAAP with respect thereto have been provided on the books of the Company or the Subsidiaries, as the case may be, or except where the failure to pay, discharge or otherwise satisfy such obligations would not have a Material Adverse Effect.

         7F. Proceeds of Financing. The proceeds of the issuance of the Senior Subordinated Note hereunder shall be used to finance the acquisition of Shares of Thompson and for general corporate purposes.

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8.       NEGATIVE COVENANTS.

         The Company covenants and agrees that, until indefeasible payment in full of the Senior Subordinated Note and all other amounts payable under this Agreement, it shall perform all covenants in this Section 8.

         8A. Liens. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur, assume or permit or suffer to exist any Lien, or file or execute or agree to the execution of any financing statement, on or with respect to any Property (including any document or instrument in respect of goods or accounts receivable) of the Company or any Subsidiary, whether now owned or hereafter acquired, or any income or profits therefrom except:

                  (i) Liens created in favor of the Company or a Subsidiary;

                  (ii) Liens in favor of the holders of the Senior Debt or permitted under the terms of the Senior Debt;

                  (iii) existing Liens and Liens to secure replacements, extensions and renewals of the Debt or other obligations secured by such Liens only if (a) the principal amount of the Debt or other obligation secured thereby is not increased, and (b) such Lien does not extend to any Property not previously subject thereto;

                  (iv) Liens in respect of Debt (other than as contemplated in clause (v) below) constituting purchase money security interests provided that such Liens attach solely to the property acquired or purchased concurrently with such acquisition or purchase;

                  (v) deposits to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Company or any Subsidiary and not related to borrowed money or credit extended;

                  (vi) (a) Liens securing any judgment, award or order that does not constitute an Event of Default, and (b) Liens arising in the ordinary course of business (including easements and similar encumbrances) that arise by operation of law and not related to borrowed money or credit extended that arise in connection with claims, the payment of which is not at the time required by Section 7C, but in the case of (a) and (b) only if such Liens do not individually or in the aggregate materially interfere with the conduct of the business of the Company or any Subsidiary and would not individually or in the aggregate have a Material Adverse Effect; and

                  (vii)   deposits  to  secure  the   performance  of  statutory
         obligations and other obligations of a like nature incurred in the ordinary course of business.

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         8B.      Merger or Sale of Assets.

                  (i) The Company covenants that it will not, and it will not permit any Subsidiary to, enter into any transaction of merger or consolidation or liquidate or wind up or dissolve itself (or suffer any liquidation or dissolution), except that (X) the Company may merge or consolidate if (a) the Company is the surviving entity or the survivor assumes all of the Company's obligations hereunder and under the Senior Subordinated Note and under the other Credit Documents and in either case remains or is, as applicable, an entity incorporated under the laws of a state of the United States of America, and (b) immediately after such merger or consolidation (and giving effect thereto) no Default or Event of Default shall have occurred and be continuing, and
         (Y) any Subsidiary may merge or consolidate with or into the Company or a Subsidiary, if the Company or such Subsidiary is the surviving entity and remains incorporated under the laws of the state of its present incorporation.

                  (ii) The Company covenants that it will not, and will not permit any Subsidiary to, sell, dispose of or otherwise convey (by merger, consolidation, sale of stock of any Subsidiary or otherwise), in any single or related series of sales, dispositions or conveyances, any Property of the Company or any Subsidiary, provided such limitation shall not apply to transactions wherein (a) such transaction is in the ordinary course of business and does not involve the sale or other conveyance of all or a substantial part of the Property of the Company and/or such Subsidiary, as applicable, and no Default or Event of Default has occurred and is continuing or would result therefrom, or
         (b) the Company or a Subsidiary sells or transfers its property to another Subsidiary or the Company.

         8C. Amendments and Waivers of Charter Documents. The Company shall not, and shall not permit any Subsidiary to, amend, waive or terminate its Articles of Incorporation or bylaws in any way that would have or could reasonably be expected to have a Material Adverse Effect.

9.       EVENTS OF DEFAULT.

         9A. Default; Acceleration. If any of the following events (each an "Event of Default") shall occur and be continuing for any reason whatsoever (whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                  (i) the Company shall fail to pay any principal of or premium, if any, on the Senior Subordinated Note when due, or shall fail to pay any interest thereon or any other amount payable hereunder within five
         (5) days of the date due, in either case whether due at stated maturity, upon acceleration or notice of optional prepayment or otherwise; or

                  (ii) (a) The Company or any Subsidiary shall fail to pay when due (upon maturity, acceleration or otherwise) any principal, premium, fee or interest or similar amount in an individual or aggregate amount exceeding $3,000,000 on any obligations for borrowed money outstanding beyond any applicable period of grace, or (b) any other breach, default or event

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         of  default  under  any   instrument  or  agreement   relating  to  any
         obligations for borrowed money of the Company or any Subsidiary shall occur, and the effect of any such breach or default is to cause, or to permit the Purchaser or the holder of such obligations for borrowed money to cause an aggregate amount exceeding $3,000,000 to become or be declared due prior to its stated maturity (or the stated maturity of any underlying obligation, as the case may be), and such breach or default shall not have been cured within any applicable period of grace; or

                  (iii) any representation or warranty or other statement made in any Officer's Certificate or by any Executive Officer or by the Company in this Agreement, any other Credit Document or in any written certificate, instrument or report furnished in compliance with or in reference to this Agreement or any other Credit Document shall be false in any material respect on the date as of which made or renewed; or

                  (iv) the Company or any Subsidiary shall fail duly and punctually to perform or observe any other provision of this Agreement or any other Credit Document and such default with respect to such other provision shall not have been corrected or waived within 30 days after any Executive Officer has knowledge thereof or the Company receives notice thereof from the Purchaser; or

                  (v) the Company, or any Subsidiary shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any bankruptcy case shall be commenced voluntarily by or involuntarily against the Company or any Subsidiary or any other proceeding shall be instituted voluntarily by or involuntarily against the Company or any Subsidiary seeking the liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property and, in the case of any such case or proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions or relief sought in such proceeding (including, without limitation, the entry of an order for relief against it, or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property) shall occur; or the board of directors of the Company or any Subsidiary shall authorize it to take, or the Company or any Subsidiary shall take any actions in furtherance of, any of the actions described in this Section 9A(v); or

                  (vi) any judgments or orders (or series of related judgments or orders) (other than any such judgments or orders (or series of related judgments or orders) that do not equal or exceed in aggregate $3,000,000) shall be entered or filed against the Company or any
         Subsidiary or their respective Properties and shall remain undischarged, unvacated, unbonded

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         or unstayed  for a period of thirty (30) days,  or by the date five (5)
         days prior to the date of any proposed sale thereunder; or

                  (vii) any provision of this Agreement or any other Credit Document shall for any reason cease to be valid and binding on or be enforceable against the Company, or the Company shall state in writing that any provision of this Agreement or any other Credit Document to which it is a party is not valid and binding on or enforceable against it in any respect.

then (a) upon the occurrence of any Event of Default described in Section 9A(v), the unpaid principal amount of the Senior Subordinated Note, together with accrued interest thereon and together with the Yield-Maintenance Premium, if any, with respect thereto, shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and (b) upon the occurrence and during the continuance of any other Event of Default, the Purchaser may, at its option and in addition to any other right, power or remedy permitted by law or in equity, by notice in writing to the Company, declare the Senior Subordinated Note to be, and the Senior Subordinated Note shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Premium, if any, with respect thereto, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         9B. Rescission of Acceleration. At any time after any declaration of acceleration of the Senior Subordinated Note shall have been made pursuant to
Section 9A by the Purchaser and before a judgment or decree for the payment of money due has been obtained by such Purchaser, the Purchaser may, by written notice to the Company rescind and annul the declaration and its consequences but only if (i) the principal of, premium, if any, and interest on the Senior Subordinated Note that shall have become due otherwise than by such declaration of acceleration shall have been duly and fully paid, and (ii) all Events of Default other than the nonpayment of principal of, premium, if any, and interest on the Senior Subordinated Note that have become due solely by such declaration of acceleration shall have been cured or shall have been waived by the Purchaser. No rescission or annulment referred to above shall affect any subsequent Default or Event of Default or any right, power or remedy arising out of such subsequent Default or Event of Default.

         9C. Other Remedies. If any Event of Default shall occur and be continuing, the Purchaser may proceed to protect and enforce its rights under this Agreement and its Senior Subordinated Note by exercising such remedies as are available to the Purchaser in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for collection of any payment then due the Purchaser under the Senior Subordinated Note, specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the Purchaser is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

         9D. Default Rate. Upon the occurrence of a Default or an Event of Default, the Senior Subordinated Note shall bear interest, to the fullest extent permitted by law, at the rate otherwise applicable plus 2% per annum, calculated from the date such Default or Event of Default has occurred and is outstanding until the date such Default or Event of Default shall have been cured or waived in writing or otherwise satisfied in full (the "Default Rate.).

10.      REPRESENTATIONS AND WARRANTIES.

         The Company represents, covenants and warrants to each Purchaser that, as of the date of this Agreement and as of the Closing Date:

         10A. Organization, Powers, Good Standing, Business and Subsidiaries.

                  10A(i) Organization and Powers. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has all requisite corporate power and authority to own or lease and operate its Property, to carry on its business as now conducted and, in the case of the Company, to enter into this Agreement and each other Credit Document to which it is a party and to issue the Senior Subordinated Note and to carry out the transactions contemplated hereby and thereby.

                  10A(ii) Good Standing. The Company is in good standing wherever necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has not had, would not have, and could not reasonably be expected to have, a Material Adverse Effect.

         10B.     Authorization of Financing, Etc.

                  10B(i) Authorization of Financing. The execution, delivery and performance of this Agreement, the other Credit Documents, the issuance, delivery and payment of the Senior Subordinated Note, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by the Company.

                  10B(ii) No Conflict. The execution, delivery and performance by the Company of each Credit Document to which it is a party and the issuance, delivery and payment of the Senior Subordinated Note and the consummation of the transactions contemplated thereby, do not and will not (a) violate the Articles of Incorporation or Bylaws of the Company, or any order, judgment or decree of any court or other agency of any government binding upon the Company or upon any property or assets of the Company, (b) violate any provision of law, or any rules or regulations of any governmental authority, applicable to the Company,
         (c) violate, conflict with, result in a material breach of or constitute (with notice or lapse of time or both) a default under any indenture, mortgage, instrument, contract or other agreement to which the Company is a party or pursuant to which any of their properties or assets are bound, (d) result in or require the creation or imposition of any Lien upon any of the Property of the Company, or (e) require any approval or consent of stockholders of the Company or require any approval or consent of any Person under any material indenture, mortgage, instrument, contract or other agreement to which the Company is a party or pursuant to which any of their properties are bound, except for such approvals or consents as will have been duly obtained on or before the Closing Date, copies of which will have been provided to the Purchaser on or before the Closing Date.

                  10B(iii) Governmental Consents. The execution, delivery and performance by the Company of each Credit Document to which it is a party and the issuance, delivery and payment of the Senior Subordinated Note by the Company and the consummation of the transactions contemplated hereby, do not and will not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  10B(iv) Due Execution and Delivery; Binding Obligations. This Agreement has been duly executed and delivered by the Company and, at the time of the Closing, each other Credit Document to which the Company is required by this Agreement to be a party will have been, duly executed and delivered by the Company. This Agreement is, and, at the time of the Closing, the Senior Subordinated Note (when issued and delivered in accordance herewith) and each other Credit Document to which the Company is a party will be, the legal, valid and binding obligation of the Company, enforceable against each such party in accordance with their respective terms.

         10C. No Material Adverse Change. Since December 31, 1996, there has been no material adverse change in the financial condition, operations, assets, prospects or business of the Company and the Subsidiaries, taken as a whole or event which would have or could reasonably be expected to have, a Material Adverse Effect.

         10D. Title to Properties; Liens. The Company and the Subsidiaries have good and valid title to or beneficial ownership of all their respective Property reflected in the most recent financial statements, except for assets acquired or disposed of in transactions that are or, if entered into prior to the date of this Agreement, would have been, permitted hereunder and have not had, do not have, and could not reasonably be expected to have, a Material Adverse Effect.

         10E. Litigation; Adverse Facts. There is no governmental investigation of which the Company, or any Subsidiary has or could reasonably be expected to have knowledge, and there is no action, suit, proceeding, governmental arbitration (whether or not purportedly on behalf of the Company or any Subsidiary) at law or in equity or before or by any federal, state, municipal or governmental department, court, tribunal, commission, board, bureau, agency or instrumentality, domestic or foreign, threatened and about which the Company or any Subsidiary has or could reasonably be expected to have knowledge, or pending against or affecting the Company or any Subsidiary or any of their respective Properties which (i) if adversely determined, would have, or reasonably would be expected to have, a Material Adverse Effect, or (ii) is not routine and does not arise in the ordinary course of business. None of the Company or any Subsidiary has received any notice of termination of any material contract, lease or other agreement or suffered any material damage, destruction or loss, (whether or not covered by insurance) or had any employee strike, work stoppage, slow-down or lockout or any substantial or non frivolous threat of which the Company or any Subsidiary has or could reasonably be expected to have knowledge directed to it of any imminent strike, work stoppage, slowdown or lock-out, any of which remain pending, that in any case, individually or in the aggregate, would have or could reasonably be expected to have a Material Adverse Effect.

         10F. Payment of Taxes. (a) All tax returns and reports of the Company or each Subsidiary required to be filed by any of them have been duly and timely filed; and (b) all taxes, assessments, fees and other governmental charges upon the Company or each Subsidiary and upon any of their respective Properties, income and franchises that are due and payable have been paid when due and payable except as permitted by Section 7C, and there is no actual or proposed tax assessment against it, about which the Company or any Subsidiary has or could reasonably be expected to have knowledge, except for any failure of filing or payment or assessment that, individually or in the aggregate, does not have or could not reasonably be expected to have a Material Adverse Effect.

11.      DEFINITIONS.

         11A.     Definitions.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly in control of, controlled by, or under common control with such Person, whether through power to direct or cause the direction of the management or policies of such Person, ownership or control of more than 10% of the voting stock of such Person, or otherwise and any Person who is an officer or director of such Person; provided, however, that neither any Purchaser nor any Affiliate of any Purchaser shall be deemed to be an Affiliate of the Company or any Subsidiary solely by reason of its ownership of the Senior Subordinated Note or by reason of benefiting from any agreements or covenants in this Agreement or in any other Credit Document.

         "Business Day" means any day excluding (i) Saturday and Sunday, (ii) any day that is a legal holiday under the laws of the State of Indiana and (iii) any day on which banking institutions located in Indiana are authorized or required by law or other governmental action to close.

         "Called Principal" means, with respect to the Senior Subordinated Note, the outstanding principal amount of the Senior Subordinated Note that (i) is to be prepaid or purchased at the Make- Whole Prepayment Price, or (ii) becomes or is declared to be immediately due and payable pursuant to Section 9A.

         "Capitalized Lease Obligations" means rental obligations under any lease required to be capitalized in accordance with GAAP, taken at the amount accounted for as indebtedness (net of interest expense).

         "Closing" has the meaning specified in Section 4.

         "Closing Date" has the meaning specified in Section 4.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

         "Commission  "  means  the  United  States   Securities   and  Exchange
Commission and any successor Federal agency having similar powers.

         "Company" has the meaning specified in the introductory paragraph hereof.

         "Contingent Obligation" as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation of another, if a purpose or intent of the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof.
Contingent Obligations shall include, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another; and (ii) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security thereof, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another, or (c) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under clauses (a), (b) or (c) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation (or portion thereof) so guaranteed or otherwise supported.

         "Credit Documents" means this Agreement, the Senior Subordinated Note and each other instrument or agreement executed and delivered by the Company or any Subsidiary or Affiliate pursuant to any Credit Document or any transactions contemplated thereby.

         "Debt" means, with respect to any Person, the sum, without duplication, of (i) all indebtedness of such Person for borrowed money or credit extended (whether by loan or the issuance and sale of debt securities or otherwise) or in respect of letters of credit or bankers' acceptances or credit enhancement and the like or for the deferred purchase price of property or services (except trade payables currently payable in the ordinary course of business), or which otherwise should constitute debt on the balance sheet of such person in accordance with GAAP, (ii) all obligations of such Person under Capitalized Lease Obligations, (iii) all obligations of such Person to purchase, retire or redeem any capital stock or any other equity interest, whether or not the performance of such obligation is fixed or contingent, (iv) all Contingent Obligations of such Person, and all indebtedness and obligations of such Person or other Persons that are secured by a Lien on any Property of such Person, whether or not such Person has assumed liability therefor, and (v) other recourse obligations related to asset sales to the extent not already reflected in such Person's balance sheet.

         "Default" means any event which, subject only to the lapse of a period of time expressly set forth or referred to in Section 9A or the giving of a notice expressly set forth or referred to in Section 9A, or both, would constitute an Event of Default.

         "Default Rate" has the meaning specified in Section 9E.

         "Discounted Value" means, with respect to the Called Principal of any Senior Subordinated Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount rate (applied on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

         "Event of Default" means any of the events specified in Section 9A.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

         "Executive Officer" means with respect to any matter, any of the Chairman of its Board of Directors (if an officer) or Chief Executive Officer, President, Vice President or Chief Financial Officer of the Company or any Subsidiary (or equivalent officer).

         "Fiscal Quarter" means a fiscal quarter of the Company and the Subsidiaries.

         "Fiscal Year" means a fiscal year of the Company and the Subsidiaries.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession that are applicable to the circumstances as of the date of determination, applied on a consistent basis.

         "Investment" means, as applied to any Person, any direct or indirect purchase or other acquisition by that Person of, or a beneficial interest in, stock or other securities or similar interests of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by that Person to any other Person.

         "Lien" means any assignment, mortgage, deed of trust, pledge, security interest, charge, encumbrance, lien, easement or exception of any kind or any other preferential arrangement of any kind that has the practical effect of constituting a security interest or lien (including any conditional sale or other title retention agreement and any agreement to give any security interest and any lease in the nature thereof) or the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

         "Make-Whole Prepayment Price" has the meaning specified in Section 6A.

         "Material" means material in relation to the business, affairs, financial condition, assets or properties of the Company and/or the Company and the Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (i) the condition (financial or otherwise), business, results of operations, prospects, liabilities (absolute, accrued, contingent or otherwise), properties or assets the Company and the Subsidiaries, taken as a whole, or (ii) the rights or interests of any Purchaser under any Credit Document (including, without limitation, the ability of any Purchaser to enforce the obligations of the Company in respect of any Credit Document), or (iii) the Company's ability to perform its obligations under, or as contemplated by, any Credit Document.

         "Officer's Certificate" means a certificate signed in the name of the Company by an Executive Officer.

         "Permitted Liens" means Liens to the extent permitted under Section 8A.

         "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, unincorporated organizations or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, all interests in real estate and fixtures and all equipment, inventory and other goods, all accounts, instruments, chattel paper, documents, money and general intangibles (as such terms are defined in the Uniform Commercial Code as in effect in all applicable jurisdictions) whether now owned or hereafter acquired.

         "Purchaser" has the meaning specified in the introductory paragraph hereof.

         "Reinvestment Yield" means, with respect to the Called Principal of any Senior Subordinated Note, the yield to maturity implied by the sum of 0.50% plus
(i) the yields reported, as of 10:00 A.M. (Indianapolis time) on the Business Day immediately preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page T 500", on the Telerate Service (or such other display as may replace Page T 500 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to (or, if not available, having a maturity closest to) the Remaining Average Life of such Called Principal as of such Settlement Date or, if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported for the latest day for which such yields shall have been so reported as of the Business Day immediately preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) by interpolating linearly between reported yields.

         "Remaining Average Life" means, with respect to the Called Principal of the Senior Subordinated Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "Remaining Scheduled Payments" means, with respect to the Called Principal of the Senior Subordinated Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date, to and including the scheduled due dates thereof, with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due dates.

         "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

         "Senior Debt" means Debt of the Company, including all interest and fees accruing thereon or in connection therewith or any renewal, extension, amendment, supplement or other modification to any of the documentation in respect thereof, which is incurred pursuant to the terms of that certain Credit Agreement dated as of November 19, 1997 among the Company, the lenders a party thereto and NBD Bank, N.A., as Agent.

         "Senior Subordinated Note" has the meaning specified in Section 2.

         "Settlement Date" means, with respect to the Called Principal of any Senior Subordinated Note, the date on which such Called Principal (i) is to be prepaid or purchased at the Make-Whole Prepayment Price, or (ii) becomes or is declared to be immediately due and payable pursuant to Section 9A, as the context may require.

         "Subsidiary" means any corporation, trust, association, partnership or other business entity of which more than 50% of the total voting power of shares of stock or other interests entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries or a combination thereof.

         "Wholly Owned Subsidiary" means a Person of which all of the issued and outstanding shares of stock (other than directors' qualifying shares as may be required by law) or similar equity interests shall be owned by the Company and/or one or more of its Wholly Owned Subsidiaries.

         "Yield-Maintenance Premium" means, with respect to any Senior Subordinated Note, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Senior Subordinated Note over the sum of such Called Principal plus interest accrued thereon to (including interest due
on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Premium shall in no event be less than zero.

         11B. Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by the Company pursuant to Section 7 shall be prepared in conformity with GAAP as in effect at the time of such preparation.

12.      JUDICIAL PROCEEDINGS.

         12A. Consent to Jurisdiction. The Company hereby irrevocably submits to the non-exclusive jurisdiction of any Indiana State or Federal court sitting in the City of Indianapolis over any suit, action or proceeding arising out of or relating to this Agreement, the Senior Subordinated Note, the other Credit Documents or the transactions contemplated hereby or thereby. To the fullest extent they may effectively do so under applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         12B. Enforcement of Judgments. The Company agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in Section 12A brought in any such court shall be conclusive and binding upon the Company subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of Indiana (or any other courts to the jurisdiction of which the Company is or may be subject) by a suit upon such judgment.

         12C. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER OR OUT OF THIS AGREEMENT, THE SENIOR SUBORDINATED NOTE, ANY OTHER CREDIT DOCUMENT OR ANY ISSUES RELATING HERETO, THERETO OR TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the transactions contemplated hereby, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Company, each Purchaser and each other Purchaser acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into or accepting the benefits of this Agreement and that each will continue to rely on the waiver in their related future dealings. The Company further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT, THE SENIOR SUBORDINATED NOTE OR THE OTHER CREDIT DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12D. No Limitation on Service or Suit. Nothing in this Section 12 shall affect the right of the Purchaser or the Purchaser to serve process in any manner permitted by law, or limit any right that the Purchaser or the Purchaser may have to bring proceedings against the Company in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

13.      MISCELLANEOUS.

         13A. Payments. The Company agrees that, so long as the Senior Subordinated Note remain outstanding, it will make all payments of principal of, premium, if any, and interest on, the Senior Subordinated Note in accordance with the terms of this Agreement.

         13B. Amendments; Waivers. This Agreement may not be changed orally, but (subject to the provisions of this Section 13B) only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. Any such waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No course of dealing between the Company and the Purchaser and no failure to exercise or delay in exercising any rights or remedies hereunder or under the Senior Subordinated Note or any other Credit Document shall operate as a waiver of any rights or remedies of any Purchaser, and no single or partial exercise by any Purchaser of any right or remedy under this Agreement or any other Credit Document shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

         13C. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Senior Subordinated Note. Subject to the preceding sentence, this Agreement, the Senior Subordinated Note and the other

Credit Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. Without limiting any provisions hereof, the Company agrees that it shall continue to perform and comply with its covenants, obligations and duties contained herein until all of the Senior Subordinated Note are paid in full and all amounts payable hereunder are paid in full.

         13D. Successors and Assigns. All covenants and agreements in this Agreement and each other Credit Document by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided, however, that the Company may not transfer or assign any of its rights or obligations under this Agreement or any other Credit Document without the prior written consent of all Purchaser.

         13E. Notices. All communications provided for hereunder shall be in writing and sent by telecopier, certified or registered first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to the Purchaser, addressed to it at 54 Monument Circle, Indianapolis, Indiana 46204,
Attention: Andre B. Lacy, Chairman, or to such other address as such Purchaser may have designated to the Company in writing, and (ii) if to the Company, addressed to it at 4259 40th Street, S.E., Kentwood, Michigan 49512 (telecopier number: (616) 949-1264) Attention: Thomas U. Young, President, or to such other address for purposes hereof as the Company may have designated in writing to the Purchaser (such notice being effective on receipt).

         13F. Descriptive Headings. Descriptive headings of sections of this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

         13G. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         13H. Governing Law. THIS AGREEMENT AND THE SENIOR SUBORDINATED NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Note Agreement to be duly executed and delivered by their respective duly authorized officers.

Execution Date:  November 19, 1997

                                     FINISHMASTER, INC.,
                                     an Indiana corporation


                                     By: /s/ Roger A. Sorokin
                                        ----------------------------------------
                                              Name:    Roger A. Sorokin
                                              Title:   Vice President, Finance

                                    EXHIBIT A

                       [FORM OF SENIOR SUBORDINATED NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN EXEMPTION THEREFROM.

THE OBLIGATIONS UNDER THIS NOTE ARE SUBORDINATED TO CERTAIN SENIOR INDEBTEDNESS TO THE EXTENT AND ON THE TERMS SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF NOVEMBER __, 1997, BY AND AMONG LDI, FINISHMASTER, AND THE NBD BANK, N.A., AS AGENT, AS SUCH AGREEMENT IS FROM TIME TO TIME AMENDED.

                               FINISHMASTER, INC.

                         _____% Senior Subordinated Note

                              Due _________, 200__


No.  [___]                                                        ________, 1997

$[----------]

         FinishMaster, Inc., an Indiana corporation (the "Company"), for value received, hereby promises to pay to

                    LDI, Ltd., an Indiana limited partnership

                              or registered assigns
                        on the ____ day of _______, 200__
                             the principal amount of

          [INSERT PRINCIPAL AMOUNT IN WORDS] DOLLARS (U.S. $__________)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of ______% per annum from the date hereof until maturity. Interest shall be payable, to the extent accrued and unpaid, quarterly in arrears on the thirtieth day of each March, June, September and December in each year (with the first such payment being due on [_______], 1997) and at maturity (whether on the date stated, upon acceleration, pursuant to a permitted demand, upon commencement of bankruptcy or insolvency proceedings or otherwise and upon any optional prepayment in lieu of the amount prepaid). The

Company agrees to pay interest on any principal and premium not paid when due (whether at maturity, by optional or mandatory prepayment, upon acceleration, pursuant to a permitted demand, upon commencement of bankruptcy or insolvency proceedings or otherwise) and on any overdue installment of interest, to the fullest extent permitted by law, at the rate which is 2% above the interest rate which is otherwise applicable, payable on demand. Both the principal hereof and interest hereon and any Yield-Maintenance Premium (as defined in the Subordinated Note Agreement referred to below) are payable in lawful money of the United States of America and in same day funds in accordance with the instructions with respect to the Purchaser of this Note set forth on the relevant Purchaser Schedule to that certain Subordinated Note Agreement dated as of November ___, 1997 (as amended, supplemented or otherwise modified from time to time, the "Subordinated Note Agreement"), entered into by and among the Company and the original Purchaser listed on the signature pages thereof.

         This Note was issued pursuant to the terms and provisions of the Subordinated Note Agreement. This Note and the holder hereof are subject to certain obligations pursuant to, and is entitled to all the rights and benefits provided for or referred to in, the Subordinated Note Agreement. Reference is hereby made to the Subordinated Note Agreement for a statement of such obligations, rights and benefits and other terms applicable hereto (including provisions relating to the enforcement hereof), by each of which the holder and any transferee of this Note shall be benefited and bound.

         This Note may be declared due prior to their expressed maturity date, all in the events, on the terms and in the manner provided in the Subordinated Note Agreement.

         The Company will make the required payments of principal at maturity and in the amounts specified in the Subordinated Note Agreement. This Note is not subject to prepayment or redemption at the option of the Company prior to its expressed maturity date except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Subordinated Note Agreement.

         This Note is registered on the books of the Company and is transferable only by surrender hereof for registration of transfer at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of this Note or such holder's attorney duly authorized in writing. Payment of or on account of principal, Yield Maintenance Premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

         THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND ANY PURCHASER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                                 FINISHMASTER, INC.

                                 By:
                                    ------------------------------------------
                                          Name:
                                          Title: